UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NORTHRIM BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

3111 C Street
Anchorage, AK 99503
April 21, 2009
**** IMPORTANT ****
Dear Northrim Shareholder:
     Please find enclosed additional proxy voting material relating to the Annual Shareholders’ Meeting of Northrim BanCorp, Inc. which will be held at the Hilton Anchorage Hotel — 500 West Third Avenue in Anchorage, Alaska on Thursday, May 14, 2009 at 9:00 A.M.
     We are sending you this reminder notice because we show that your shares are currently not voted and to alert you to the fact that your shares cannot be represented on Proposal No. 2 unless you specifically vote your shares on that proposal.
     Proposal No. 2 is the approval of the authorization of Preferred Stock. Your Board of Directors believes that, as structured, the Preferred Stock is in the best interests of the Company and its shareholders because it is consistent with sound corporate governance principles and would add flexibility to any future capital raising transactions.
     Due to the importance of this Proposal, we are sending this reminder notice to all holders who are still unvoted and urge you to vote your proxy immediately. We urge you to vote now by internet to save the Company further expense. Instructions on how to vote are enclosed with this letter.
     Your shares cannot be represented at the Annual Meeting with respect to Proposal No. 2 unless you either sign, date and return the enclosed proxy form or vote by internet.
     If you sign, date and return the enclosed proxy form without indicating a choice of “for”, “against” or “abstain”, your shares will be voted as recommended by your Board of Directors. To ensure your shares are counted at the Annual Meeting we urge you to vote today.
     If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow & Co., LLC at 800-607-0088.
Sincerely,

Mary A. Finkle
Secretary

3111 C Street
Anchorage, AK 99503
April 21, 2009
**** IMPORTANT ****
Dear Northrim Shareholder:
     Please find enclosed additional proxy voting material relating to the Annual Shareholders’ Meeting of Northrim BanCorp, Inc. which will be held at the Hilton Anchorage Hotel — 500 West Third Avenue in Anchorage, Alaska on Thursday, May 14, 2009 at 9:00 A.M.
     We are sending you this reminder notice because we show that your shares are currently not voted and to alert you to the fact that your shares cannot be represented on Proposal No. 2 unless you specifically vote your shares on that proposal.
     Proposal No. 2 is the approval of the authorization of Preferred Stock. Your Board of Directors believes that, as structured, the Preferred Stock is in the best interests of the Company and its shareholders because it is consistent with sound corporate governance principles and would add flexibility to any future capital raising transactions.
     Due to the importance of this Proposal, we are sending this reminder notice to all holders who are still unvoted and urge you to vote your proxy immediately. We urge you to vote now either by internet or telephone to save the Company further expense. Instructions on how to vote are enclosed with this letter.
     Your shares cannot be represented at the Annual Meeting with respect to Proposal No. 2 unless you either sign, date and return the enclosed voting form or vote by telephone or by internet.
     If you sign, date and return the enclosed voting form without indicating a choice of “for”, “against” or “abstain”, your shares will be voted as recommended by your Board of Directors. To ensure your shares are counted at the Annual Meeting we urge you to vote today.
     If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow & Co., LLC at 800-607-0088.
Sincerely,

Mary A. Finkle
Secretary

3111 C STREET
ANCHORAGE, AK 99503
VOTE BY INTERNET-www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Northrim BanCorp, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY.
NORTHRIM BANCORP, INC.

ELECTION OF DIRECTORS. To elect ten (10) directors for a term of one year or until their successors have been elected and qualified.	For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

1. 01) R. Marc Langland, 02) Larry S. Cash, 03) Mark G. Copeland,	☐	☐	☐

04) Ronald A. Davis, 05) Anthony Drabek,
06) Christopher N. Knudson, 07) Richard L. Lowell,
08) Irene Sparks Rowan, 09) John C. Swalling, 10) David G. Wight

2. APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION.
To approve Articles of Amendment to the Amended and Restated Articles of Incorporation of Northrim BanCorp, Inc. to Authorize Preferred Stock.	For ☐	Against ☐	Abstain ☐

3. APPROVAL OF ADJOURNMENT, POSTPONEMENT OR CONTINUANCE.

To approve granting management of Northrim Bancorp, Inc. the authority to adjourn, postpone or continue the annual meeting in the event there are insufficient votes at the Annual Shareholders’ Meeting to approve the Amendment to the Articles of Incorporation.
	For ☐	Against ☐	Abstain ☐

4. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE, “FOR” THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION AND “FOR” THE APPROVAL OF THE ADJOURNMENT, POSTPONEMENT OR CONTINUANCE OF THE ANNUAL MEETING.
Note: Signature(s) should agree with name(s) on Northrim stock certificate(s). Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing. All joint owners must sign.

NORTHRIM BANCORP, INC.
PROXY FOR ANNUAL SHAREHOLDERS’ MEETING
May 14, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NORTHRIM BANCORP, INC.
PLEASE SIGN AND RETURN IMMEDIATELY
     The undersigned shareholder of NORTHRIM BANCORP, INC. (the “Company”) hereby nominates, constitutes and appoints R. Marc Langland and Christopher N. Knudson, and each of them (with full power to act alone), the true and lawful attorneys and proxies, each with full power of substitution, for me and in my name, place and stead, to act and vote all the common stock of the Company standing in my name and on its books on March 16, 2009, at the Annual Shareholders’ Meeting to be held at the Hilton Anchorage Hotel, Anchorage, Alaska, on May 14, 2009, at 9A.M., and at any adjournment or postponement thereof, with all the powers the undersigned would possess if personally present, as outlined on the reverse side of this card.
     Management knows of no other matters that may properly be, or which are likely to be, brought before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, this Proxy will be voted in accordance with the recommendations of management.
     The undersigned hereby acknowledges receipt of notice for the Annual Shareholders’ Meeting on May 14, 2009, and the accompanying documents forwarded therewith, and ratifies all lawful action taken by the above-named attorneys and proxies.